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                                    DECHERT
                              30 ROCKEFELLER PLAZA
                               NEW YORK, NY 10112

                                                   June 20, 2001

VIA EDGAR

Mr. Keith O'Connell
Division of Investment Management
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

        Re:    Eclipse Funds Inc.
               SEC File Nos. 033-36962 / 811-06175

Dear Mr. O'Connell:

        On behalf of Eclipse Funds Inc., a Maryland corporation (the "Company"), and in accordance with Rule 497(e) of the Securities Act of 1933, as amended, transmitted herewith is a Supplement dated June 20, 2001 (the "Supplement") to the Prospectus of the Company dated March 1, 2001. The purpose of the Supplement is to provide notice to the shareholders of the Trust regarding a change to the principal investment strategies of the Asset Manager Fund (the "Fund"), a series of the Company, which allows the Fund to invest up to 5% of its net assets in common stocks selected to parallel the performance of the MIB30 Index, and up to 5% of its net assets in common stocks selected to parallel the performance of the IBEX35 Index.

        Should you have any questions regarding this filing, please do not hesitate to contact the undersigned at (212) 698-3587.

                                                   Sincerely yours,

                                                   /s/ Lawrence Y. Vincent

cc:     Robert A. Anselmi, Esq.
        Jill R. Whitelaw, Esq.
               New York Life Investment Management LLC
        Paul Schott Stevens, Esq.
               Dechert